UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 14, 2023

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 14, 2023, Augusta Gold Corp. (the “Company”) released a technical report titled “S-K 1300 Technical Report, Mineral Resource Estimate, Bullfrog Project, Nye County, Nevada” with an effective date of December 31, 2021 (the “Technical Report”).

The Technical Report was released solely to update the “qualified persons” (as defined under Item 1300 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) named as having prepared the Technical Report, which previously, the Company had filed in materially the same form (the “Original Technical Report”) as Exhibit 96.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Under the Original Technical Report certain employees of Forte Dynamics, Inc. were named as the “qualified persons” that prepared the Original Technical Report. Under the Technical Report as issued on July 14, 2023, Forte Dynamics, Inc. itself is named as the “qualified person” firm in place of its previously named employees.

Outside of changing the issue date of the report, minor typographical edits, removing the previously named “qualified persons” and adding Forte Dynamics, Inc. as the sole “qualified person” technical firm that prepared the report, there are no amendments, revisions or updates between the contents of the Original Technical Report and the Technical Report, including no amendment, revisions or updates to the mineral resource estimates contained therein. Both the Original Technical Report and the Technical Report have an effective date of December 31, 2021.

A copy of the Technical Report is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the Technical Report is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Name

99.1	Technical Report of Augusta Gold Corp. – Bullfrog Gold Project

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: July 14, 2023	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	VP Legal

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